UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - - - - - - - -  X
                                               :
In re:                                            Chapter 11
                                               :
JACOM COMPUTER SERVICES, INC.,                    Lead Case No.
UNICAPITAL CORPORATION, ET AL.,                :  00-42719 (CB)


                        Debtors.               :  Case Nos. 00-42719 (CB)
                                                  through 00-42837 (CB) and
                                               :  No. 01-11617 (CB)

                                               :  (Jointly Administered)

- - - - - - - - - - - - - - - - - - - - - - -  X


              MODIFICATIONS TO SECOND AMENDED AND RESTATED PLAN OF REORGANIZATION OF UNICAPITAL CORPORATION AND DEBTOR
              SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

DATED:      NEW YORK, NEW YORK
            JANUARY 9, 2002

                                    GREENBERG TRAURIG, LLP
                                    COUNSEL FOR JACOM COMPUTER
                                    SERVICES, INC., UNICAPITAL
                                    CORPORATION, ET AL.
                                    DEBTORS IN POSSESSION
                                    ATTN: RICHARD S. MILLER, ESQ.
                                          HOWARD J. BERMAN, ESQ.
                                          ROBERT HONEYWELL, ESQ.
                                    200 PARK AVENUE
                                    NEW YORK, NY 10166
                                    (212) 801-9200

      UniCapital Corporation and the other above-captioned debtors and debtors-in-possession hereby propose the following modifications to their Second Amended and Restated Plan of Reorganization (the "Second Amended and Restated Plan," and as modified, the "Plan") pursuant to section 1121(a) of title 11 of the United States Code:

            1. SECTION 1.29 OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      Section 1.29 CAUSES OF ACTION means any and all claims, rights and causes of action that may be brought or could have been brought by or on behalf of the Debtors arising before, on or after the Petition Date, whether known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity or under any theory of law, including, but not limited to (i) those referred to in
Section II.K of the Disclosure Statement, (ii) any and all claims, rights and causes of action the Debtors or the Estates may have against any Person arising under or pursuant to chapter 5 of the Bankruptcy Code, or any similar provision of state law or any other law, rule, regulation, decree, order, statute or otherwise, (iii) Intercompany Claims which are Causes of Action or Claims held by the Debtors against any other Debtors or Subsidiaries, (iv) derivative claims and (v) any right of setoff or recoupment, and claims on contracts or breaches of duty imposed by law.

            2. SECTION 1.76 OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      Section 1.76 EXCLUDED AMOUNTS means any payments received from an Equipment Lessee or other party pursuant to an Equipment Lease, or from any obligor or other party with respect to any other Asset, which either represent or are allocated by PFSC in its reasonable discretion for: (i) Lessee Tax Payments, fees or other charges imposed by any governmental authority or agency,
(ii) application fees, tax processing fees, wire transfer fees, express mail fees, filing fees, delivery fees, document preparation fees, insurance premiums, late charges owed or paid to third parties and other penalty amounts owed or paid to third parties, (iii) indemnity payments by an Equipment Lessee or other obligor, (iv) any payments relating to equipment servicing and/or maintenance payments pursuant to an Equipment Lease or other Asset, or (v) recoupment or reimbursement by PFSC or its predecessors of amounts set forth in items (i) through (iv) of this paragraph.

            3. SECTION 1.88 OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      Section 1.88 INTERCOMPANY CLAIMS means any Claims and Causes of Action between and among the Debtors and any non-Debtor affiliates.

            4. SECTION 2.03 OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      Section 2.03 UNDERSECURED CLAIMS. Except with respect to the Class 1 Revolving Lender Claims, to the extent that the amount of an Allowed Claim is greater than the Collateral Value of the Collateral securing such Claim, subject to section 1111(b) of the Bankruptcy Code, such Claim is classified both in the Class 3 Claims to the extent of such Collateral Value and Class 5 or 6 (as appropriate) for the excess of such Claim over the applicable Collateral Value. Unless the holder of a Class 3 Claim objects prior to the Effective Date and a different amount is determined by Final Order of the Bankruptcy Court, the occurrence of the Effective Date shall conclusively establish the Collateral Value of the Collateral underlying a Class 3 Claim as the amount set forth on an Exhibit to the Disclosure Statement. If such Exhibit lists the Collateral Value for a Class 3 Claim as "N/A," the Collateral Value for such Class 3 Claim shall be determined by Final Order of the Bankruptcy Court. If such Exhibit does not list a Class 3 Claim, then (i) if the holder of such Claim has timely Filed a proof of claim in accordance with the Bar Date Order asserting a Collateral Value for such Claim, the Collateral Value, if any, for such Claim shall be determined by the Final Order of the Bankruptcy Court Allowing or Disallowing such Claim, and (ii) if the holder of such Claim has not timely Filed a proof of claim, then such holder shall have sixty (60) days following the Effective Date (or such later date agreed to by the Agent and UniCapital) to File a proposed Collateral Value for such Claim, after which the Collateral Value, if any, for such Claim shall be determined by Final Order of the Bankruptcy Court. The Collateral Value for any Class 3 Claim may also be determined by a stipulation and agreed order between UniCapital, Asset LLC, the Agent and the applicable Class 3 creditor, which becomes a Final Order. Notwithstanding anything to the contrary herein, absent a Final Order or agreement fixing the Allowed amount of a Secured Claim or the scheduling of such Secured Claim as liquidated, nondisputed and noncontingent on the relevant Debtor's Schedules, the relevant Debtor and/or Reorganized Debtor is not bound by a classification made or implied by a claimant with respect to any particular Claim; PROVIDED, that the classification and definition of the Revolving Lender Claims herein shall be binding for all purposes.

            5. SECTION 5.03 OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      Section 5.03 CLASS 3: OTHER SECURED CLAIMS.

      (a) IMPAIRMENT. Holders of Allowed Claims in Class 3 are impaired. Each holder of an Allowed Secured Claim in Class 3 is entitled to vote to accept or reject the Plan in its capacity as a holder of such Claim.

      (b) TREATMENT. From and After the Effective Date, at the sole option of the Debtors (exercised prior to the Effective Date), with the consent of the Agent, or Asset LLC (exercised after the Effective Date), each holder of an Allowed Claim in Class 3 shall receive any of the following treatments: either:
(i) such holder shall retain the Lien(s) securing such Class 3 Claim, whether the Collateral subject to such Lien(s) is retained by the Debtor owing such Claim or transferred to another entity, to the extent of the Allowed amount of such Class 3 Claim, and shall receive all Cash proceeds received with respect to such Collateral net of Excluded Amounts, to the extent of the Allowed amount of such Class 3 Claim (E.G. all rental payments received by the Reorganized Debtors in the ordinary course, with respect to Equipment Leases pledged or sold to the holder of a Class 3 Claim); or (ii) after notice and a hearing (as defined in
Section 102(1) of the Bankruptcy Code, including at least fifteen (15) days' prior written notice to the holder of such Class 3 Claim, Asset LLC or the Reorganized Debtors shall sell, subject to Section 363(k) of the Bankruptcy Code, any Collateral subject to the Lien(s) securing such Class 3 Claim, with such Lien(s) to attach to the Cash proceeds actually realized from such sale (less Excluded Amounts and the actual costs and expenses of disposing of such Collateral), and such proceeds shall be remitted to the holder of such Claim to the extent of the Allowed amount of such Claim; or (iii) on fifteen (15) days' prior written notice to the holder of such Class 3 Claim, Asset LLC or the Reorganized Debtors shall abandon the Collateral subject to the Lien(s) securing such Class 3 Claim to such holder, or on fifteen (15) days' prior notice to such holder, grant such holder a Lien on similar Collateral of then equivalent value; or (iv) such holder shall be given such other treatment as may be agreed upon between the Debtors (prior to the Effective Date) or Asset LLC (after the Effective Date), as the case may be, and the holder of such Claim. Any of the above treatments in subsections (i), (ii) and (iii) may be exercised in combination or in sequence as to any Allowed Class 3 Claim. For example, Asset LLC may distribute Cash proceeds as to some portion of the Collateral under subsection (i), while selling another portion of the Collateral under subsection
(ii) and abandoning another portion of the Collateral under subsection (iii); or Asset LLC may initially distribute Cash proceeds as to the Collateral (or a portion of the Collateral) and subsequently elect to sell, abandon or replace such Collateral under subsection (ii) or (iii). In the event the Debtors or Asset LLC elect, pursuant to option (iii) above, to grant a Lien to the holder of an Allowed Class 3 Claim on similar collateral of then equivalent value, and such holder objects to such Collateral substitution after receipt of the 15-day notice described above, then the Debtors or Asset LLC, as applicable, may not effect such substitution without either the prior consent of such holder or a Final Order of the Bankruptcy Court authorizing such substitution and determining that the substituted collateral is the indubitable equivalent of such Collateral within the meaning of Section 1129(b) of the Bankruptcy Code. Until such time as the holder of an Allowed Class 3 Claim receives notice of the treatment set forth in subsection (ii), (iii) or (iv) of this paragraph, the Debtors and Asset LLC shall be deemed to have elected the treatment set forth in subsection (i) of this paragraph and each holder of an Allowed Class 3 Claim:
(x) shall retain its Liens in the Collateral to the extent of its Allowed Class 3 Claim, (y) shall be entitled to assert any rights which such holder may have under Section 506(b) of the Bankruptcy Code, and (z) may continue to bill, collect and retain (whether directly or through its agent or third party servicer), consistent with past practices and until such Class 3 Claim is paid in full, all amounts which such holder is entitled to collect under any documents, instruments and agreements underlying such Class 3 Claim, subject to the obligations of Sections 5.03(c) and 5.03(e) of the Plan and the other terms and conditions of the Plan.

      (c) LESSEE TAX PAYMENTS AND OTHER EXCLUDED AMOUNTS. Pursuant to Sections 105 and 506(c) of the Bankruptcy Code: (i) any holder of a Class 3 Claim that, prior to the Effective Date, has received any Lessee Tax Payments or other Excluded Amounts, either directly or thought its agent, shall immediately remit or cause its agent to remit all such amounts to PFSC; and (ii) any holder of a Class 3 Claim that, from and after the Effective Date, receives any Lessee Tax Payments or other Excluded Amounts, either directly or through its agent, shall remit or cause its agent to remit all such amounts to PFSC no later than fifteen
(15) days after receipt or by such later date to the extent that such Class 3 Claim is subject to subsection (z) of Section 5.03(b) of the Plan. In the event a holder of a Class 3 Claim does not comply with the requirements of this paragraph, then UniCapital shall be authorized, upon application to the Court with notice to such holder and with the consent of the Agent, to enforce either or both of the following remedies: (x) require any Person receiving Cash proceeds with respect to the Collateral subject to such holder's Lien, to apply such proceeds first to the extent of all Excluded Amounts then due and remit such Excluded Amounts immediately to PFSC; and/or (y) change the servicing of such Collateral, such that all Cash proceeds are paid directly to PFSC, which shall then remit such proceeds to such holders after recovering all Excluded Amounts then due and the reasonable, necessary costs of preserving, disposing and servicing such proceeds and the related Collateral.

      (d) CREDIT FOR POST-PETITION PAYMENTS. All Cash proceeds remitted to the holders of Allowed Class 3 Claims net of Excluded Amounts from and after the Petition Date with respect to the Collateral related to such Claims, whether remitted directly to such holders by Equipment Lessees or other Persons or otherwise (E.G. rental payments made by Equipment Lessees in the ordinary course of business), shall be credited against the Allowed amounts of such Class 3 Claims and against the Collateral Values set forth in the Exhibit to the Disclosure Statement or otherwise determined under Section 2.03 of the Plan, for purposes of determining the amount of Cash proceeds otherwise due to such holders under this Section 5.03.

      (e) EXCLUSIVE TREATMENT. Notwithstanding any provision, term, representation, warranty, covenant or undertaking in any pre-petition agreement with the holder of a Class 3 Claim to the contrary, the treatment of Class 3 Claims under this Section 5.03 shall be the sole Distribution on account of Class 3 Claims and with respect to the Collateral securing such Claims and with respect to any documents, instruments and agreements underlying such Claims and any rights and remedies related thereto. The holders of Class 3 Claims shall receive no other Distributions or other treatment with respect to any rights or remedies under or related to such documents, instruments and agreements, and shall have no recourse as to UniCapital, the Reorganized Debtors, Asset LLC, Litigation LLC or Newco or their respective properties as to any such rights or remedies, except as otherwise expressly set forth in this Section 5.03 with respect to Allowed Class 3 Claims. Except for obligations expressly set forth in this Section 5.03, under no circumstance shall UniCapital, Asset LLC, Litigation LLC, Newco or any of the Reorganized Debtors have any remaining obligations under such documents, instruments and agreements, nor any liability or responsibility for any deficiency claim, collateral value shortfall or breach of any representation, warranty, covenant or agreement made by the Debtors, including in the event of any such breach or non-compliance from and after the Effective Date or in the event the value of the Collateral of any holder of an Allowed Class 3 Claim is insufficient to pay such Allowed Claim. In no event shall such breach or non-compliance entitle or permit the holder of a Class 3 Claim to declare a default, event of default, accelerate, foreclose or otherwise enforce any rights under such documents or applicable law that would limit, alter, modify or diminish the applicable Reorganized Debtors' rights and interests in and to the underlying Collateral.

      (f) RIGHTS AS TO THIRD PARTIES. Nothing in this Section 5.03 or elsewhere in the Plan shall release any third party (including any lessee under an Equipment Lease) from any obligation under any documents, instruments and agreements underlying an Allowed Class 3 Claim, or diminish as against such third party any rights and remedies of the holder of such Class 3 Claim arising under such documents, instruments and agreements, including any rights and remedies with respect to the Collateral subject to the Lien(s) securing such Class 3 Claim; provided, that any remedies against such third party or with respect to such Collateral may be exercised by such holder only upon five (5) Business Days' prior written notice to the Agent and to the applicable Reorganized Debtor holding an interest in such Collateral, which may then exercise all rights available to them under such documents, instruments and agreements and applicable law (including without limitation any applicable cure rights and any rights of an owner or a subordinated or junior lienholder under the Uniform Commercial Code). For purposes of this paragraph, "third party" shall mean any Person other than the Debtors, UniCapital, Newco, Asset LLC, Litigation LLC, the Reorganized Debtors and any other Person released under the Plan.

            6. SECTION 5.05(B)(V) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (v) SUPPLEMENTAL NET PROCEEDS PAYMENT. In the event the Allowed Revolving Lender Claims are indefeasibly paid in full at any time in accordance with the terms of the Plan, then Asset LLC, Litigation LLC and/or the Reorganized Debtors, as the case may be, shall pay an amount equal to the sum of all remaining Net Proceeds (the "Supplemental Net Proceeds Payment") to UniCapital as Disbursing Agent, which shall deposit such amounts first, into the Class 5 Escrow Account as Class 5 Cash, for the purpose of funding additional Distributions to the holders of Allowed Class 5 Claims until such holders are paid the Allowed amounts of their Claims in full, and next, to the holders of Allowed Claims in Classes 6 and 7 in the order of priority set forth in the Bankruptcy Code.

            7. SECTION 5.08 OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

            Section 5.08      CLASS 8:  UNICAPITAL EQUITY INTERESTS.

      (a) IMPAIRMENT. The holders of the UniCapital Equity Interests in Class 8 are impaired. For purposes of the Plan, each holder of a UniCapital Equity Interest in Class 8 is conclusively presumed to have rejected the Plan and is not entitled to vote to accept or reject the Plan.

      (b) TREATMENT. Holders of UniCapital Equity Interests in Class 8 shall receive no Distribution under the Plan, and the Old UniCapital Common Stock shall be cancelled as of the Effective Date by virtue of the Plan and without any action on the part of the holders thereof.

            8. SECTION 6.01(C) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (c) TRANSFER OF CAUSES OF ACTION, D&O CLAIMS AND CERTAIN SUBSIDIARIES TO LITIGATION LLC. On the Effective Date, all of the Reorganized Debtors shall transfer and assign all of their respective Causes of Action (other than Lease Collection Actions and D&O Insurance) and D&O Claims and the ownership interests (whether stock, partnership interests or limited liability company membership interests) of the TAA Subsidiaries and their general partner, UCP GP SPE 1998-1 LLC, to UniCapital, free and clear of all liens, claims, interests, security interests and encumbrances, pursuant to section 1123(a)(5) of the Bankruptcy Code. In exchange for all of the Membership Interests in Litigation LLC, UniCapital shall then immediately transfer all Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities) and D&O Claims of UniCapital and the Reorganized Debtors and such ownership interests to Litigation LLC, free and clear of all liens, claims, interests, security interests and encumbrances, pursuant to section 1123(a)(5) of the Bankruptcy Code. Notwithstanding anything in the Plan to the contrary, UniCapital shall own and retain all Seller Tax Indemnities of the Debtors, but may enforce such indemnities only with the consent of the Agent, which may elect whether to apply the proceeds thereof to any of the five (5) accounts comprising the Priority Claims Reserve, including the Tax Indemnity Reserve, and which proceeds, if any, shall be held in such account(s) selected by the Agent and released as Released Portland Proceeds pursuant to the provisions of Section 7.01(d) of the Plan. From and after the Effective Date, neither Litigation LLC nor any of its directors, officers or employees shall owe any fiduciary duty (including a duty of care or loyalty) to UniCapital, any creditor of UniCapital or any holder of an Interest in UniCapital, and Litigation LLC shall be free to operate, maintain dispose of and liquidate its property and assets in any manner in its sole discretion, including with respect to the prosecution of Causes of Action owned by Litigation LLC. Except with respect to the Agent and the Lenders, under no circumstances shall any Person have recourse against Litigation LLC or its property as a result of or based upon Litigation LLC's ownership of the ownership interests of the TAA Subsidiaries and their general partner, UCP GP SPE 1998-1 LLC, notwithstanding any covenant, agreement, representation or warranty in any document to the contrary.

            9. SECTION 6.02(C) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (c) ARTICLES OF INCORPORATION AND BYLAWS. The articles of incorporation and bylaws of the respective Debtors shall be the respective articles of incorporation and bylaws of UniCapital and the Reorganized Debtors, and shall be amended and restated by their respective officers as of the Effective Date, or as soon as practicable thereafter, to the extent necessary (i) to prohibit the issuance of nonvoting equity securities and, if applicable, providing that different classes of securities possession voting power shall have an appropriate distribution of power among such classes as required by section 1123(a)(6) of the Bankruptcy Code, and, subject to further amendment of such articles of incorporation as permitted by applicable law, and (ii) to effectuate the provisions of the Plan, in each case without any further action by the stockholders or directors of the Debtors or the Reorganized Debtors.

            10. SECTION 6.01(D) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (d) TRANSFER OF MEMBERSHIP INTERESTS TO NEWCO. On the Effective Date, immediately after the Asset transfers described in paragraphs (b) and (c) of this Section 6.01, UniCapital shall transfer the Membership Interests in Asset LLC and Litigation LLC to Newco, free and clear of all liens, claims, interests, security interests and encumbrances (other than the Allowed Revolving Lender Claims and Liens), pursuant to section 1123(a)(5) of the Bankruptcy Code, in exchange for all of the common stock of Newco and the assumption by Newco of the Newco Assumed Debt. Newco shall assume and have joint and several liability for the Newco Assumed Debt; provided, that such debt shall be payable by Newco solely with respect to its Membership Interests in Asset LLC and Litigation LLC, and shall be without recourse to any other property or assets of Newco.

            11. SECTION 6.01(F) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (f) PLAN IMPLEMENTATION AND DISSOLUTION BY UNICAPITAL. From and after the Effective Date, after the Newco stock transfer described in paragraph (e) of this Section 6.01, or as soon as reasonably practicable thereafter, the officers of UniCapital are authorized and directed: (i) to take such steps as are necessary to implement and effectuate the duties and responsibilities of UniCapital under the Plan, including to make the Distributions provided for under the Plan, and (ii) within one (1) year after the Effective Date, to dissolve UniCapital and assign its duties as Disbursing Agent to a successor Disbursing Agent or to merge UniCapital into a limited liability company or trust under applicable non-bankruptcy law, without any further action by the shareholders or directors of UniCapital. On or as soon as practicable after the Effective Date, UniCapital shall issue common stock of UniCapital to a liquidating trust or trustee selected by UniCapital and the Agent, which shall then hold such stock until the dissolution or merger of Unicapital as provided in this Section 6.01(f). Other than Claims in Classes 1, 2 and 3, from and after the Effective Date all holders of Allowed Claims shall have recourse for such Claims solely against UniCapital or its successor Disbursing Agent, and not against the Reorganized Debtors, Newco, Asset LLC or Litigation LLC or their respective properties. From and after the Effective Date, UniCapital's sole assets shall consist (without duplication) of the Administrative Claims Reserve, funded amounts in the Administrative Expense Budget, the Priority Claims Reserve, the Seller Tax Indemnities (subject to Section 6.01(c) of the Plan), the Class 5 Cash (if the Lien Release Condition is satisfied), the right to receive any additional Distributions to the holders of Allowed Claims in Classes 5, 6, 7 and 8 pursuant to Article V of the Plan, and the right to receive any additional funding of the Administrative Expense Budget and the Priority Claims Reserve pursuant to Article VII of the Plan.

            12. SECTION 7.01(C) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (c) ADMINISTRATIVE EXPENSE BUDGET. On the Effective Date, and after the completion of all transactions described in Article VI that are required to be completed on the Effective Date, UniCapital shall establish a segregated account for the Administrative Expense Budget, which shall be used solely to fund the expenses of UniCapital to implement and effectuate its duties and responsibilities under the Plan from and after the Effective Date (including without limitation any U. S. Trustee Fees for the period from and after the Effective Date, and any expenses of preparing tax returns and other corporate expenses). The Administrative Expense Budget for the first six (6) full calendar months after the Effective Date (plus pro rata amounts for any stub period from the Effective Date to the end of such calendar month) shall be funded on the Effective Date out of the Debtors' Cash Collateral in existence immediately prior to the Effective Date, and such amount shall increase, dollar for dollar, the amount of the Revolving Lender Claims upon such funding; provided, that such amount for the initial 6-month budget period may, at the election of the Agent, be funded from the Debtors' Cash Collateral in a lesser amount than the entire Administrative Expense Budget for such initial 6-month period, in which event
(i) Asset LLC or the Agent shall provide UniCapital with sufficient Cash to timely pay all expenditures set forth in the Administrative Expense Budget for such period, and (ii) in the event the Minimum Funding Requirement is funded from the Portland Sale Proceeds pursuant to Section 7.01(d)(vi) of the Plan, the

Agent shall provide such Cash to UniCapital until the Priority Reserve Replacement Amount is paid in full. After such initial budget period, Asset LLC shall provide additional funding, out of the Net Proceeds, to replenish the Administrative Expense Budget for the subsequent three (3) calendar months, in an amount and on terms acceptable to the Agent in its sole discretion (in a budget submitted to the Agent at least fifteen (15) days prior to the expiration of the prior budget period), to be funded on the first day of the subsequent budget period. Asset LLC shall likewise replenish the Administrative Expense Budget for each subsequent three-month period, to be paid on the first date of each such period. UniCapital, as Disbursing Agent, shall, unless otherwise consented to by the Agent, adhere to the Administrative Expense Budget for each budget period on a line-by-line basis, without carry-forward to any subsequent budget period. All amounts comprising the Administrative Expense Budget shall be subject to the Allowed Lien of the Agent, which shall be automatically released, without further action by the Bankruptcy Court, the Agent, the Lenders or any other party, only as to amounts used to pay the expenses of UniCapital as Disbursing Agent as provided in this paragraph. Any unused amounts in the Administrative Expense Budget at the end of each budget period shall be paid by UniCapital to the Agent, and such amounts shall decrease, dollar for dollar, the amount of the Revolving Lender Claims upon such payment.

            13. SECTION 7.02(C) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (c) RESOLUTION OF DISPUTED CLAIMS. No Distribution or payment shall be made on account of a Disputed Claim until such Disputed Claim becomes an Allowed Claim. No Distribution or payment shall be made to any holder of an Allowed General Unsecured Claim who is also a Potential Defendant in an avoidance action under chapter 5 of the Bankruptcy Code. For purposes of the Plan, such Distribution or payment on account of such Allowed General Unsecured Claim shall be held in the Disputed Claims Reserve as if it were a Disputed Claim. Unless otherwise ordered by the Bankruptcy Court, after the Effective Date, the applicable Disbursing Agent shall have the exclusive right to make and file objections to Claims and to settle, compromise or otherwise resolve Disputed Claims and to assert any counterclaims, setoff rights and similar rights with respect to such Disputed Claims (subject to Section 7.05 of the Plan), except that (i) as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code, objections may be made in accordance with the applicable Bankruptcy Rules by parties-in-interest, and (ii) the Agent reserves the right, at its expense, to file and prosecute their objections to any Claims. The applicable Disbursing Agent shall file and serve a copy of each objection upon the holder of the Claim to which an objection is made, as soon as practicable, but in no event later than (x) one hundred-twenty days after the Effective Date, or (y) such other time as may be fixed or extended by the order of the Bankruptcy Court. UniCapital shall retain G&T from and after the Effective Date to resolve and prosecute all objections to allowance of Class 5 Claims.

            14. SECTION 8.01 OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      Section 8.01 POOLING OF ASSETS AND LIABILITIES. Solely for the limited purpose of Plan voting and the administrative convenience of identifying and making Distributions under the Plan and as part of the Compromise and Settlement, all liabilities of the Debtors shall be pooled and aggregated and holders of Allowed Claims shall share in all Assets of the Debtors as provided in the Plan. On the Effective Date and except as set forth in the Plan: (i) all Intercompany Claims which are Causes of Action shall be transferred to Litigation LLC pursuant to the transfer of Causes of Action under Article VI,
(ii) all guarantees of the Debtors of the obligations of any other Debtor shall be eliminated so that any claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtors will be deemed to be one obligation of the consolidated Debtors, (iii) holders of Intercompany Claims shall receive no distributions under the Plan on account of such Claims, (iv) each and every Claim filed or to be filed in the Chapter 11 Case of any of the Debtors shall be deemed filed against the consolidated Debtors, and shall be deemed one Claim against and obligation of the consolidated Debtors, (v) all claims based upon guarantees or assurances of collection, payment or performance of any obligation of the Debtors made by any Subsidiary, all claims against any Subsidiary for which any of the Debtors are jointly or severally liable and all claims for which any of the Debtors have provided guarantees or assurances of collection, payment or performance of any obligation of such Subsidiary (including, without limitation, any repurchase rights or obligations), in each case which arise at any time prior to the Effective Date, shall be discharged, released, extinguished and of no further force and effect, and (vi) other than with respect to holders of Allowed Claims in Classes 1, 2 and 3, all holders of Claims shall be deemed to have released, discharged and waived any Claim against the Reorganized Debtors and such holders' sole recourse shall be payment received on account of their respective Allowed Claims by UniCapital under the terms of the Plan. Such pooling and aggregation shall not (other than for purposes related to the Plan) affect (i) the legal and corporate structures of the Reorganized Debtors, or (ii) the Equity Interests of (x) UniCapital in any Subsidiaries (as in effect immediately prior to the transfer of such Equity Interests to Asset LLC) or (y) the Reorganized Debtors in any Subsidiaries, or (iii) the transactions contemplated in Article VI of the Plan, or (iv) the retention of all right, title and interest by all Reorganized Debtors in their respective Assets (other than those transferred pursuant to Article VI of the Plan), or (v) the enforceability, priority or Allowance of any Claim in Classes 1, 2 or 3 under the Plan, or (vi) the retention, priority or Allowance of any Lien held by Creditors in Classes 1, 2 and 3 (provided that, as to Classes 2 and 3, such holders' Claim shall be deemed non-recourse as to the Reorganized Debtors, Asset LLC, Litigation LLC, and Newco except as to any responsibilities of Asset LLC as the Disbursing Agent for such Classes under the Plan).

            15. SECTION 9.06(C) OF THE PLAN IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

      (c) INJUNCTION. EXCEPT AS OTHERWISE PROVIDED IN THE PLAN OR CONFIRMATION ORDER, AS OF THE EFFECTIVE DATE, ALL Persons THAT HOLD A DEBT, CLAIM, LIEN OR INTEREST THAT IS DISCHARGED PURSUANT TO SECTION 9.06 OF THE PLAN OR AN INTEREST OR OTHER RIGHT OF AN EQUITY SECURITY HOLDER THAT IS TERMINATED PURSUANT TO THE TERMS OF THE PLAN, ARE PERMANENTLY ENJOINED FROM TAKING ANY OF THE FOLLOWING ACTIONS ON ACCOUNT OF ANY SUCH DISCHARGED CLAIMS OR TERMINATED INTERESTS OR
RIGHTS: (1) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY; (2) ENFORCING, ATTACHING, COLLECTING OR RECOVERING IN ANY MANNER ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY; (3) CREATING, PERFECTING OR ENFORCING ANY LIEN OR ENCUMBRANCE AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY; (4) ASSERTING A SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY OBLIGATION DUE TO THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY; AND (5) COMMENCING OR CONTINUING ANY ACTION THAT DOES NOT COMPLY WITH OR IS INCONSISTENT WITH THE PLAN.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Dated: New York, New York
       January 9, 2001

                              Respectfully Submitted,

                              JACOM COMPUTER SERVICES, INC., UNICAPITAL
                              CORPORATION, ET AL.
                              Debtors and Debtors-in-Possession

                              By:  /S/ E. TALBOT BRIDDELL
                                   ------------------------------------
                                    E. Talbot Briddell
                                    Chief Executive Officer and
                                    Chairman of the Board of Directors

                                    20801 Biscayne Boulevard, Suite 403
                                    Miami, Florida 33180
                                    Tel: (305) 931-2388